MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.






FUND LOGO





Semi-Annual Report

April 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.







Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998



DEAR SHAREHOLDER

For the six months ended April 30, 1998, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.308 per share income dividends. This represents a net annualized yield of 5.84%, based on a month-end net asset value of $10.74 per share. Over the same period, the total investment return on the Fund's Common Stock was +3.35%, based on a change in per share net asset value from $10.87 to $10.74, and assuming reinvestment of $0.444 per share income dividends and $0.047 per share capital gains distributions.

For the three months ended April 30, 1998, the Fund's total investment return was -1.34%, based on a change in per share net asset value from $11.02 to $10.74, and assuming reinvestment of $0.130 per share income dividends.

For the three months ended April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.64%.


The Municipal Market Environment
During the three months ended April 30, 1998, bond yields generally moved higher. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 were driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers. However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains. At April 30, 1998, the 30-year US Treasury bond yield was 5.95%, rising 14 basis points (0.14%) during the last three months. Long-term municipal revenue bond yields declined less than 20 basis points to end April at 5.52%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of more than 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure on the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six months ended April 30, 1998, we shifted from our defensive position to a more constructive investment outlook. We expected economic growth to slow along with a continued reduction in inflation as a result of the declines in Asian equity markets. As of April 30, 1998, only one of these expectations had been met. Inflation has continued to fall but economic growth has not slowed. Looking forward to the balance of 1998, we expect to maintain a constructive outlook. We believe the continued instability of the Asian equity markets will have a negative impact on the US economy, allowing inflation and interest rates to decline further.

For the three months ended April 30, 1998, the yield on the Fund's Auction Market Preferred Stock traded between 3.25%--3.90%. The yield has been at the higher end of the range recently as a result of temporary tax season pressure but is expected to return to the 3.50% level in the next few weeks. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and
Portfolio Manager



June 4, 1998




Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998




Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT            Alternative Minimum Tax (subject to)
CP             Commercial Paper
DATES          Daily Adjustable Tax-Exempt Securities
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
INFLOS         Inverse Floating Rate Municipal Bonds
IRS            Inverse Rate Securities
PCR            Pollution Control Revenue Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
UT             Unlimited Tax




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                        Value
STATE            Ratings  Ratings  Amount   Issue                                                             (Note 1a)
Alabama--1.8%     NR*      Aaa    $ 2,815   Alabama HFA, S/F Home Mortgage Revenue Bonds, Series A-1,
                                            6.60% due 4/01/2019                                                 $  3,009


Alaska--0.9%      A1+      P1       1,400   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                            Pipeline Company Project), CP, Series B, 4.10% due 12/01/2033          1,400


Arizona--6.0%     B        B2       2,000   Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                            Power Co. Project), Series A, 5.85% due 3/01/2028                      2,001
                  BBB-     NR*      1,500   Coconino County, Arizona, PCR, Refunding (Nevada Power Co.
                                            Project), Series E, 5.35% due 10/01/2022                               1,431
                  BB+      Ba1      1,500   Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding
                                            (Public Service Co.), Series A, 5.75% due 11/01/2022                   1,525
                  NR*      B1       1,600   Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding
                                            Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023           1,606
                  B        B2       2,000   Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson
                                            Electric Power Co. Project), Series B, 6% due 9/01/2029                2,044
                  NR*      NR*      1,000   Show Low, Arizona, Improvement District No. 5, 6.375% due
                                            1/01/2015                                                              1,036


Arkansas--2.3%    AAA      NR*      1,160   Arkansas State Development Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage-Backed Securities Program), AMT, Series
                                            D, 6.80% due 1/01/2022 (f)(g)                                          1,246
                  AAA      Aaa      2,500   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,
                                            5.15% due 1/01/2015 (c)                                                2,480


California--4.2%  AAA      Aaa      5,130   Anaheim, California, Public Financing Authority, Lease
                                            Revenue Bonds (Public Improvements Project), Sub-Series C,
                                            5.48%** due 9/01/2018 (d)                                              1,722
                  A+       A1       2,725   California State Veterans, AMT, Series BH, 5.60% due 12/01/2032        2,742
                  AAA      Aaa      2,000   San Diego, California, IDR, RITR, 7.785% due 9/01/2019 (e)             2,290


Colorado--8.6%    NR*      Aa2      2,000   Colorado HFA, S/F Program, AMT, Series D-1, 7.375% due 6/01/2026       2,235
                  NR*      NR*      1,500   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                            Revenue Bonds (Downtown Denver), AMT, Series A, 7.75% due
                                            9/01/2016                                                              1,659
                  AAA      Aaa      8,840   El Paso County, Colorado, School District No. 49 (Falcon), UT,
                                            6.50% due 12/01/2015 (a)                                               9,917


Connecticut       A+       NR*      2,000   Connecticut State Development Authority, Water Facility
--2.0%                                      Revenue Bonds (Bridgeport Hydraulic Co. Project), AMT, 6.15%
                                            due 4/01/2035                                                          2,143
                  BBB-     NR*      1,000   Connecticut State Health and Educational Facilities Authority
                                            Revenue Bonds (University of New Haven), Series D, 6.70% due
                                            7/01/2026                                                              1,083


Florida--10.2%    AAA      Aaa      3,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                            Series A, 4.50% due 7/01/2027 (b)                                      2,617
                  NR*      Baa1     1,000   Jacksonville, Florida, Health Facilities Authority, IDR
                                            (National Benevolent--Cypress Village), Series A, 6.25% due
                                            12/01/2026                                                             1,061
                                            Miami Dade County, Florida, Special Obligations Bonds (a):
                  AAA      Aaa      5,445     Refunding, Series A, 5.05%** due 10/01/2014                          2,277
                  AAA      Aaa      5,000     Refunding, Series A, 5.272%** due 10/01/2020                         1,478
                  AAA      Aaa      5,550     Series B, 5.553%** due 10/01/2028                                    1,043
                  AAA      Aaa     16,110     Series C, 5.455%** due 10/01/2028                                    3,009
                  BBB+     Baa2     1,000   Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                            Project), 6.25% due 6/01/2010                                          1,048
                  NR*      NR*      1,250   North Springs Improvement District, Florida, Special Assessment
                                            Revenue Bonds (Heron Bay Project), 7% due 5/01/2019                    1,298
                  NR*      Ba2      2,260   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                            Education and Research Foundation Project), Series A, 6.85%
                                            due 9/01/2013                                                          2,428


Georgia--2.1%     AA+      Aa2      3,250   Georgia State Housing & Finance Authority, S/F Mortgage
                                            Revenue Bonds, Series A, Sub-Series A-1, 6.125% due 12/01/2015         3,429


Illinois--4.9%    NR*      NR*        980   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8%
                                            due 10/01/2016                                                         1,130
                  AA-      Aa3      3,285   Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                            Home Lake), Series B, 6.30% due 9/01/2022                              3,581
                  AA       Aa3      1,700   Illinois HDA, Revenue Bonds (Homeowner Mortgage), AMT, Series
                                            D, Sub-Series D-2, 5.65% due 8/01/2028                                 1,711
                  NR*      Baa1     1,250   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                            Hospital Project), 6.70% due 3/01/2014                                 1,361


Louisiana--2.7%   BB       NR*      4,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                            Grain Co. Project), 6.50% due 1/01/2017                                4,299


Maryland--2.1%    NR*      NR*      3,000   Maryland State Energy Financing Administration, Limited Obligation
                                            Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                            9/01/2019                                                              3,308


Massachusetts     AAA      Aaa      3,615   Massachusetts State HFA, RITR, Series 29, 6.42% due
--5.7%                                      12/01/2028 (a)(e)                                                      3,601
                  A-       NR*      5,000   Massachusetts State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (Melrose Wakefield Hospital), Series B,
                                            6.25% due 7/01/2004 (i)                                                5,483


Michigan--2.6%                              Michigan State Hospital Finance Authority Revenue Bonds:
                  AAA      Aaa      3,100     INFLOS (Sisters of Mercy), 8.716% due 2/15/2022 (d)(e)               3,549
                  A        A2         500     Refunding (Detroit Medical Center Obligated Group), Series A,
                                              6.50% due 8/15/2018                                                    541


Minnesota--1.1%   AA       Aa2      1,680   Minnesota State HFA, S/F Mortgage, AMT, Series D, 5.85% due
                                            7/01/2019                                                              1,738


Mississippi--0.9% NR*      NR*      1,400   Mississippi Development Bank, Special Obligation Refunding
                                            Bonds (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017        1,424


Missouri--1.5%    AAA      NR*      2,175   Missouri State Housing Development Commission Mortgage
                                            Revenue Bonds, Series C-1, 6.55% due 9/01/2028 (f)(g)                  2,378


Montana--2.0%     AA       Aa2      3,000   Montana State Board of Housing, S/F Mortgage Refunding Bonds,
                                            Series A-1, 5.95% due 12/01/2027                                       3,121




Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                        Value
STATE            Ratings  Ratings  Amount   Issue                                                             (Note 1a)
Nevada--1.0%      NR*      NR*    $ 1,530   Reno Sparks Convention and Vistors Authority, Nevada, Limited
                                            Obligation Revenue Refunding Bonds, 6.40% due 11/01/2003            $  1,618

New Jersey--2.5%                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds:
                  BBB      Baa2     2,500     (Englewood Hospital & Medical Center), 6.75% due 7/01/2024           2,741
                  BBB      Baa2     1,200     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2014        1,256

New Mexico--4.3%                            Farmington, New Mexico, PCR, Refunding (Public Service Company
                                            --San Juan Project):
                  BB+      Ba1      3,000     Series A, 6.30% due 12/01/2016                                       3,189
                  BB+      Ba1      1,000     Series D, 6.375% due 4/01/2022                                       1,071
                  AAA      NR*      2,500   New Mexico Mortgage Finance Authority, S/F Mortgage Revenue
                                            Bonds, AMT, Series E-2, 5.75% due 7/01/2029                            2,560

New York--9.0%    AAA      Aaa      3,000   New York City, New York, Municipal Water Finance Authority, Water
                                            and Sewer System Revenue Bonds, Series 11, RITR, 7.27% due
                                            6/15/2026 (d)(e)                                                       3,270
                  BBB+     A3       1,000   New York City, New York, Refunding, GO, UT, Series F, 6% due
                                            8/01/2013                                                              1,058
                  AA       Aa3      3,000   New York City, New York, Transitional Finance Authority
                                            Revenue Bonds (Secured Future Tax), Series C, 4.75% due
                                            5/01/2023                                                              2,746
                  BBB+     Baa1     2,500   New York State Dormitory Authority Revenue Bonds (Department
                                            of Health), 5.50% due 7/01/2025                                        2,482
                  A1+      NR*      2,800   New York State Energy, Research and Development Authority,
                                            PCR (Niagara Mohawk Power Corporation Project), DATES,
                                            Series A, 4.05% due 7/01/2015 (h)                                      2,800
                  NR*      A3       2,000   United Nations Development Corporation of New York, Revenue
                                            Refunding Bonds, Series C, 5.50% due 7/01/2017                         2,002

North             AA       Aa2      1,940   North Carolina S/F, HFA, Series II, 6.20% due 3/01/2016                2,057
Carolina--1.3%

Ohio--8.3%        BB-      Ba2      4,120   Cleveland, Ohio, Airport Special Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT, 5.375% due 9/15/2027                      3,916
                  BBB      NR*      1,750   Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery
                                            Air Freight Corp.--Emery Worldwide Air Inc.), Series F, 6.05%
                                            due 10/01/2009                                                         1,875
                  NR*      NR*      1,500   Franklin County, Ohio, Health Care Facilities Revenue Refunding
                                            Bonds (Ohio Presbyterian Services), 5.50% due 7/01/2021                1,463
                  AAA      Aaa      3,000   Ohio HFA, Mortgage Revenue Bonds, RITR, AMT, Series 15, 6.12%
                                            due 9/01/2019 (d)(e)(g)                                                2,944
                  NR*      NR*      1,400   Ohio State Higher Educational Facility Commission Revenue
                                            Bonds (University of Findlay Project), 6.125% due 9/01/2016            1,451
                  AAA      Aaa      1,500   Ohio State Water Development Authority, Pollution Control
                                            Facilities Revenue Refunding Bonds (Pennsylvania Power Co.
                                            Project), 6.15% due 8/01/2023 (c)                                      1,615

Oklahoma--1.2%    AAA      Baa      1,650   Holdenville, Oklahoma, Industrial Authority, Correctional
                                            Facility Revenue Bonds, 6.60% due 7/01/2006 (j)                        1,903

Oregon--1.1%      NR*      Aa2      1,630   Oregon State Housing and Community Services Department, S/F
                                            Mortgage Program Revenue Bonds, AMT, Series E, 7.10% due
                                            7/01/2014                                                              1,734

Pennsylvania      AAA      Aaa      2,950   Keystone Oaks, Pennsylvania, School District, IRS, UT,
--2.1%                                      Series D, 7.724% due 9/04/2002 (c)(e)(i)                               3,378

South Carolina    AAA      Aaa      1,000   Fairfield County, South Carolina, PCR (South Carolina Gas
--0.7%                                      and Electric Co.), 6.50% due 9/01/2014 (a)                             1,091

Tennessee--1.1%   NR*      NR*      1,610   Hardeman County, Tennessee, Correctional Facilities Revenue
                                            Bonds (Correctional Facilities Corp.), 7.75% due 8/01/2017             1,801

Texas--2.9%       NR*      A3       3,250   Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Bonds (Memorial Hospital Systems
                                            Project), Series A, 6.625% due 6/01/2004 (i)                           3,652
                  BB       Ba2      1,000   Houston, Texas, Airport System Revenue Bonds, Special
                                            Facilities (Continental Airline Terminal Improvement), AMT,
                                            Series B, 6.125% due 7/15/2027                                         1,042

Utah--0.7%        NR*      NR*      1,000   Toole County, Utah, PCR, Refunding (Laidlaw Environmental),
                                            AMT, Series A, 7.55% due 7/01/2027                                     1,101

Virginia--1.2%    AAA      NR*      1,910   Newport News, Virginia, Redevelopment and Housing Authority,
                                            Revenue Refunding Bonds, Series A, 5.85% due 12/20/2030 (g)            1,972


                  Total Investments (Cost--$153,592)--99.0%                                                      158,270

                  Other Assets Less Liabilities--1.0%                                                              1,593
                                                                                                                --------
                  Net Assets--100.0%                                                                            $159,863
                                                                                                                ========



               (a)MBIA Insured.
               (b)FGIC Insured.
               (c)AMBAC Insured.
               (d)FSA Insured.
               (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
               (f)FNMA Collateralized.
               (g)GNMA Collateralized.
               (h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
               (i)Prerefunded.
               (j)Connie Lee Insured.
                 *Not Rated.
                **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.


                  See Notes to Financial Statements.



Quality
Profile

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    37.1%
AA/Aa                                      14.0
A/A                                        11.0
BBB/Baa                                     9.0
BB/Ba                                      10.9
B/B                                         3.6
NR (Not Rated)                             10.8
Other++                                     2.6

[FN]
++Temporary investments in short-term municipal securities.




Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1998
Assets:             Investments, at value (identified cost--$153,591,755) (Note 1a)                         $158,270,253
                    Cash                                                                                          86,837
                    Receivables:
                      Securities sold                                                      $  4,774,612
                      Interest                                                                2,339,092
                      Capital shares sold                                                        79,483        7,193,187
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                     186,914
                    Prepaid registration fees and other assets (Note 1e)                                          56,491
                                                                                                            ------------
                    Total assets                                                                             165,793,682
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,432,850
                      Dividends to shareholders (Note 1f)                                       206,465
                      Investment advisory fees (Note 2)                                          52,593
                      Administration fees (Note 2)                                               32,870        5,724,778
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       205,694
                                                                                                            ------------
                    Total liabilities                                                                          5,930,472
                                                                                                            ------------

Net Assets:         Net assets                                                                              $159,863,210
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,480 shares of
                      AMPS* issued and 1,920 shares outstanding
                      at $25,000 per share liquidation preference)                                          $ 48,000,000
                      Common Stock, par value $.10 per share (10,416,787 shares
                      issued and outstanding)                                              $  1,041,679
                    Paid-in capital in excess of par                                        104,621,261
                    Undistributed investment income--net                                          5,089
                    Undistributed realized capital gains on investments--net                  1,516,683
                    Unrealized appreciation on investments--net                               4,678,498
                                                                                           ------------
                    Total--Equivalent to $10.74 net asset value per share
                    of Common Stock                                                                          111,863,210
                                                                                                            ------------
                    Total capital                                                                           $159,863,210
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1998
Investment          Interest and amortization of premium and discount earned                                $  4,346,120
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    377,532
                    Administrative fees (Note 2)                                                188,766
                    Registration fees (Note 1e)                                                  64,810
                    Transfer agent fees                                                          63,481
                    Commission fees                                                              58,504
                    Printing and shareholder reports                                             49,528
                    Professional fees                                                            37,632
                    Accounting services (Note 2)                                                 34,581
                    Amortization of organization expenses (Note 1e)                              29,844
                    Directors' fees and expenses                                                 14,032
                    Listing fees                                                                 12,699
                    Custodian fees                                                                7,055
                    Pricing fees                                                                  5,518
                    Other                                                                         8,537
                                                                                           ------------
                    Total expenses before reimbursement                                         952,519
                    Reimbursement of expenses (Note 2)                                         (122,288)
                                                                                           ------------
                    Total expenses after reimbursement                                                           830,231
                                                                                                            ------------
                    Investment income--net                                                                     3,515,889
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,920,286
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,274,236)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  4,161,939
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the          For the
                                                                                            Six Months         Year
                                                                                               Ended           Ended
                                                                                             April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                 $  3,515,889     $  6,598,300
                    Realized gain on investments--net                                         1,920,286        2,242,563
                    Change in unrealized appreciation on investments--net                    (1,274,236)       4,017,788
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      4,161,939       12,858,651
                                                                                           ------------     ------------

Dividends and       Investment income--net:
Distributions to      Common Stock                                                           (2,961,354)      (5,164,727)
Shareholders          Preferred Stock                                                          (568,646)      (1,418,941)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (1,715,637)              --
                      Preferred Stock                                                          (470,016)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,715,653)      (6,583,668)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Preferred Stock                                        --       10,000,000
Transactions        Net proceeds from issuance of Common Stock                               11,954,105       11,614,959
(Note 4):
                    Net increase in net assets derived from capital stock
                    transactions                                                             11,954,105       21,614,959
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             10,400,391       27,889,942
                    Beginning of period                                                     149,462,819      121,572,877
                                                                                           ------------     ------------
                    End of period*                                                         $159,863,210     $149,462,819
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $      5,089     $     19,200
                                                                                           ============     ============

                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have               For the       For the      For the Period
                    been derived from information provided in the             Six Months       Year         November 3,
                    financial statements.                                       Ended         Ended         1995++ to
                                                                              April 30,     October 31,     October 31,
                    Increase (Decrease) in Net Asset Value:                      1998          1997            1996
Per Share           Net asset value, beginning of period                     $      10.87   $      10.17    $      10.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .37            .75             .68
                    Realized and unrealized gain on
                    investments--net                                                  .11            .70             .21
                                                                             ------------   ------------    ------------
                    Total from investment operations                                  .48           1.45             .89
                                                                             ------------   ------------    ------------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                         (.31)          (.59)           (.59)
                      Realized gain on investments--net                              (.19)            --              --
                                                                             ------------   ------------    ------------
                    Total dividends and distributions to Common Stock
                    shareholders                                                     (.50)          (.59)           (.59)
                                                                             ------------   ------------    ------------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                       (.06)          (.16)           (.09)
                        Realized gain on investments--net                            (.05)            --              --
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --             --            (.04)
                                                                             ------------   ------------    ------------
                    Total effect of Preferred Stock activity                         (.11)          (.16)           (.13)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      10.74   $      10.87    $      10.17
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                              3.35%+++      13.08%           7.81%+++
Return:**                                                                    ============   ============    ============


Ratios to Average   Expenses, net of reimbursement                                  1.10%*          .96%            .53%*
Net Assets:***                                                               ============   ============    ============
                    Expenses                                                        1.26%*         1.28%           1.26%*
                                                                             ============   ============    ============
                    Investment income--net                                          4.66%*         5.01%           5.40%*
                                                                             ============   ============    ============

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                                 $    111,863   $    101,463    $     83,573
                                                                             ============   ============    ============
                    Preferred Stock outstanding, end of period
                    (in thousands)                                           $     48,000   $     48,000    $     38,000
                                                                             ============   ============    ============
                    Portfolio turnover                                             74.87%        144.34%         234.41%
                                                                             ============   ============    ============

Leverage:           Asset coverage per $1,000                                $      3,330   $      3,114    $      3,199
                                                                             ============   ============    ============

Dividends           Investment income--net                                   $        296   $        897    $        564
Per Share on                                                                 ============   ============    ============
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was initially issued on March 11,
                    1996.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 1998, FAM earned fees of $377,532, of which $122,288 was voluntarily waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the six months ended April 30, 1998, Merrill Lynch Funds Distributors, Inc. ("MLFD") earned early withdrawal charges of $79,753 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $118,868,065 and $112,863,005, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments             $ 1,920,286    $ 4,678,498
                                  -----------    -----------
Total                             $ 1,920,286    $ 4,678,498
                                  ===========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,678,498, of which $5,689,138 related to appreciated securities and $1,010,640 related to depreciated securities. The aggregate cost of investments at April 30, 1998, for Federal income tax purposes was $153,591,755.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in Common Stock were as follows:

For the Six Months                                  Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         1,749,715    $19,223,144
Shares issued to shareholders in
reinvestment of dividends and
distributions                         117,415      1,284,072
                                  -----------    -----------
Total issued                        1,867,130     20,507,216
Shares redeemed                      (783,360)    (8,553,111)
                                  -----------    -----------
Net increase                        1,083,770    $11,954,105
                                  ===========    ===========



For the Year Ended                                  Dollar
October 31, 1997                      Shares        Amount

Shares sold                         1,457,495    $15,202,668
Shares issued to shareholders in
reinvestment of dividends             128,620      1,344,046
                                  -----------    -----------
Total issued                        1,586,115     16,546,714
Shares tendered                      (471,994)    (4,931,755)
                                  -----------    -----------
Net increase                        1,114,121    $11,614,959
                                  ===========    ===========


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 3.874%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the six months ended April 30, 1998 remained constant and during the year ended October 31, 1997 increased by 400 as a result of shares sold. As of April 30, 1998, there were 2,480 AMPS shares issued and 1,920 shares outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 1.00%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $60,864 as commissions.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

Common Stock:
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004